UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number                811-22516
GAI Aurora Opportunities Fund, LLC
 (Exact name of registrant as specified in charter)
c/o Wells Fargo Investment Institute, Inc.
Global Alternative Investments
 401 South Tryon Street
                            Charlotte, NC  28202
(Address of principal executive offices) (Zip code)
Lloyd Lipsett
Wells Fargo Law Department
 J9201-210
200 Berkeley Street
                        Boston, MA  02116
 (Name and address of agent for service)
Registrant's telephone number, including area code: (866) 440-7460
Date of fiscal year end:  March 31
Date of reporting period:  March 31, 2016
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

GAI Aurora Opportunities Fund, LLC
Consolidated Financial Statements as of and for the
Year Ended March 31, 2016
(With Report of Independent Registered Public Accounting Firm herein)

GAI Aurora Opportunities Fund, LLC
Table of Contents
Page

Report of Independent Registered Public Accounting Firm	1

Consolidated Schedule of Investments	2

Consolidated Statement of Assets, Liabilities and Net Assets	4

Consolidated Statement of Operations	5

Consolidated Statements of Changes in Net Assets	6

Consolidated Statement of Cash Flows	7

Consolidated Financial Highlights	8

Notes to Consolidated Financial Statements	11

Supplemental Information	25

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Managers of
GAI Aurora Opportunities Fund, LLC:
We have audited the accompanying consolidated statement of assets, liabilities, and net assets of GAI Aurora Opportunities Fund, LLC (the “Fund”), and its wholly-owned subsidiary, including the consolidated schedule of investments, as of March 31, 2016, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 2016, by correspondence with the underlying managers and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of GAI Aurora Opportunities Fund, LLC and subsidiary as of March 31, 2016, the results of their operations and their cash flows for the year then ended, the changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
The accompanying consolidated financial statements have been prepared assuming the Fund will continue as a going concern. As discussed in Note 13, the Board of Managers approved the Reorganization of the Fund into the GAI Corbin Multi-Strategy Fund, LLC, subject to shareholder approval.

Boston, Massachusetts
May 27, 2016

GAI Aurora Opportunities Fund, LLC

Consolidated Schedule of Investments As of March 31, 2016

Strategy	Investments	Cost	Fair Value
Event-Driven - 16.03%
Corvex Offshore Ltd.		$2,731,171	$2,349,016
Tyrus Capital Event Fund, Ltd.		1,595,843	1,801,255
ValueAct Capital International II, LP		1,639,005	1,748,535
West Face Long Term Opportunities (USA) LP*		14,867	6,529
West Face Long Term Opportunities Fund, Ltd.		462,845	886,437
York European Opportunities Unit Trust		2,193,219	2,396,135
			9,187,907
Long/Short Credit - 8.78%
Centerbridge Credit Partners Offshore, Ltd.		146,439	211,700
Centerbridge Credit Partners, LP*		9,409	31,620
Redwood Offshore Fund, Ltd.		2,355,357	2,705,312
York Credit Opportunities Unit Trust		2,119,430	2,087,241
			5,035,873
Long/Short Equities - 27.29%
Cadian Offshore Fund Ltd.		1,434,375	1,492,597
Elizabeth Park Capital Offshore Fund, Ltd.		2,140,445	2,103,895
Greenlight Capital Offshore (Gold), Ltd.		488,843	517,587
Greenlight Capital Offshore Qualified, Ltd.		1,953,361	1,908,906
Karst Peak Asia Offshore Fund		1,809,108	1,923,218
Lansdowne Developed Markets Fund, Ltd.		2,022,051	3,089,647
Miura Global Fund, Ltd.		2,963,922	3,419,480
North Tide Capital Offshore, Ltd.		1,515,871	1,173,238
Passport Special Opportunities Fund, LP*		16,092	13,876
			15,642,444
Macro - 11.50%
AHL (Cayman) SPC		1,370,308	1,744,213
Guard Macro Offshore Feeder Fund		2,400,000	2,266,634
Discovery Global Opportunity Fund, Ltd.		2,067,221	2,579,429
			6,590,276

GAI Aurora Opportunities Fund, LLC

Consolidated Schedule of Investments (continued) As of March 31, 2016
Strategy Investments	Cost	Fair Value
Opportunistic - 15.95%
JHL Capital Group Fund, Ltd.	$ 1,859,875	$ 1,889,374
Luxor Capital Partners Offshore, Ltd.	1,152,581	848,515
Palomino Fund, Ltd.	5,116,016	5,072,433
Roystone Capital Offshore Fund, Ltd.	1,462,500	1,332,038
		9,142,360
Total Investments (Cost $43,040,154**) - 79.55%		45,598,860
Other Assets and Liabilities, net - 20.45%		11,725,607
Net Assets - 100.00%		$ 57,324,467

Percentages shown are stated as a percentage of net assets as of March 31, 2016. All investments in Investment Funds are non-income producing.
*	Investment Fund held in GAI Aurora Special Onshore Asset Holdings, Inc.

**	The cost and unrealized appreciation/(depreciation) of investments as of March 31, 2016, as computed for federal tax purposes, were as follows:

Aggregate cost	$ 52,448,503
Gross unrealized appreciation	$ 401,168
Gross unrealized depreciation	(7,250,811)
Net unrealized depreciation	$ (6,849,643)

Investments by Strategy (as a percentage of total investments)
Long/Short Equities	34.31%
Event-Driven	20.15
Opportunistic	20.05
Macro	14.45
Long/Short Credit	11.04
100.00%

The accompanying notes are an integral part of these consolidated financial statements.

GAI Aurora Opportunities Fund, LLC
Consolidated Statement of Assets, Liabilities and Net Assets As of March 31, 2016

Assets

Investments in Investment Funds, at fair value (cost - $43,040,154)	$45,598,860
Cash and cash equivalents	8,513,943
Receivable for investments in Investment Funds sold	7,899,821
Due from Adviser	19,309
Other prepaid assets	12,031
Total assets	62,043,964

Liabilities

Tenders payable	4,279,870
Management fee payable	110,633
Deferred tax liability	59,913
Investor Distribution and Servicing Fees payable	10,285
Fund Board fees and expenses payable	8,291
Accrued expenses and other liabilities	250,505
Total liabilities	4,719,497

Net Assets

Total net assets	$57,324,467

Net Assets consist of:

Paid-in capital	$64,692,183
Undistributed net investment loss	(5,477,890)
Accumulated net realized gain/(loss) on investments	(4,448,532)
Net unrealized appreciation/(depreciation) on investments	2,558,706
Retained deficit	(7,367,716)
Total net assets	$57,324,467

Net Assets per Share

GAI Aurora Opportunities Fund, LLC Class I (573,680.025 Shares outstanding)	$92.40
GAI Aurora Opportunities Fund, LLC Class A (47,579.486 Shares outstanding)	$90.71

The accompanying notes are an integral part of these consolidated financial statements.

GAI Aurora Opportunities Fund, LLC
Consolidated Statement of Operations For the Year Ended March 31, 2016

Investment Income

Interest	$546

Fund Expenses

Management fee	896,580
Professional fees	284,107
Administrative and custodian fees	271,806
Fund Board fees and expenses	58,082
Commitment fees	48,091
Investor Distribution and Servicing fee	41,612
Income tax benefit	(1,959)
Other operating expenses	81,917
Total operating expenses	1,680,236
Interest expense	515
Total expenses	1,680,751
Net expense recoupment by Adviser	38,986
Net expenses	1,719,737
Net investment loss	(1,719,191)

Net Realized and Unrealized Gain/(Loss) on Investments

Net realized gain/(loss) from investments in Investment Funds	4,215,954
Net change in unrealized appreciation/(depreciation) from investments in Investment Funds	(9,424,292)
Total net realized and unrealized gain/(loss) from investments	(5,208,338)
Net decrease in net assets resulting from operations	$(6,927,529)

The accompanying notes are an integral part of these consolidated financial statements.

GAI Aurora Opportunities Fund, LLC
Consolidated Statements of Changes in Net Assets

Net increase/(decrease) in net assets	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015
Operations

Net investment loss	$(1,719,191)	$(2,190,584)
Net realized gain/(loss) on investments in Investment Funds	4,215,954	2,527,748
Net change in unrealized appreciation/(depreciation) from investments in Investment Funds	(9,424,292)	2,011,320
Net increase/(decrease) in net assets resulting from operations	(6,927,529)	2,348,484

Distributions to Shareholders

Distribution of net investment income	(651,947)	(3,191,334)

Capital Transactions

Issuance of shares	3,220,000	21,216,015
Reinvestment of distributions	294,611	1,257,650
Shares tendered	(28,904,120)	(14,893,047)
Early withdrawal fees	7,304	15,943
Increase/(decrease) in net assets derived from capital transactions	(25,382,205)	7,596,561

Net Assets

Total increase/(decrease) in net assets	(32,961,681)	6,753,711
Beginning of year	90,286,148	83,532,437
End of year	$57,324,467	$90,286,148

Undistributed net investment loss	$(5,477,890)	$(7,352,136)

The accompanying notes are an integral part of these consolidated financial statements.

GAI Aurora Opportunities Fund, LLC Consolidated Statement of Cash Flows For the Year Ended March 31, 2016

Cash Provided by Operating Activities

Net decrease in net assets resulting from operations	$(6,927,529)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(3,403,519)
Proceeds from sales of investments in Investment Funds	40,461,938
Net realized (gain)/loss from investments in Investment Funds	(4,215,954)
Net change in unrealized (appreciation)/depreciation on investments in Investment Funds	9,424,292
Increase in receivable for investments in Investment Funds sold	(3,402,256)
Increase in due from Adviser	(19,309)
Decrease in other prepaid assets	3,539
Decrease in investments in Investment Funds paid in advance	500,000
Increase in management fee payable	13,469
Increase in Investor Distribution and Servicing Fees payable	420
Increase in Fund Board fees and expenses payable	513
Decrease in due to Adviser	(17,201)
Decrease in accrued expenses and other liabilities	(3,917)
Net cash provided by operating activities	32,414,486

Cash Used in Financing Activities

Proceeds from issuance of shares	3,220,000
Distributions paid	(357,336)
Payments for shares tendered (net of change in payable for tenders of $840,614)	(28,063,506)
Early withdrawal fees	7,304
Proceeds from line of credit	675,000
Principal payments on line of credit	(675,000)
Net cash used in financing activities	(25,193,538)

Cash and Cash Equivalents

Net increase in cash and cash equivalents	7,220,948
Cash and cash equivalents at beginning of year	1,292,995
Cash and cash equivalents at end of year	$8,513,943

Supplemental Disclosure of Cash Flow Information

Cash paid during the year for interest expense	$515
Non-cash transfer of Investments in Investment Funds	$4,816,016
Reinvestment of distributions	$294,611

The accompanying notes are an integral part of these consolidated financial statements.

GAI Aurora Opportunities Fund, LLC

Consolidated Financial Highlights

	Class I
	For the Year Ended March 31, 2016	For the YearEnded March 31, 2015	For the YearEnded March 31, 2014	For the Period from January 1, 2013(a) to March 31, 2013
Per Share operating performance: (For Shares outstanding throughout the period/year)
Net asset value per Share, beginning of period/year	$102.73	$103.67	$104.38	$100.00

Income/(loss) from investment operations:

Net investment income/(loss)(b)	(2.19)	(2.36)	(2.53)	(0.62)
Net realized and unrealized gain/(loss) from investments	(7.17)	4.91	7.83	5.00
Total income/(loss) from investment operations	(9.36)	2.55	5.30	4.38
Less: Distribution of net investment income to Members	(0.97)	(3.49)	(6.01)	-
Total distributions to Members	(0.97)	(3.49)	(6.01)	-

Net asset value per Share, end of period/year	$92.40	$102.73	$103.67	$104.38

Total return(g)	(9.15% )	2.52%	5.11%	4.38%	(e)

Ratios to average net assets:(c)(d)
Gross expenses	2.22%	2.03%	2.32%	2.58%
Expenses recouped/(reimbursed)	0.06%	0.25%	0.08%	(0.18%	)
Net expenses, including non-reimbursable expenses(f)	2.28%	2.28%	2.40%	2.40%
Net investment income/(loss)	(2.28% )	(2.28% )	(2.40% )	(2.40%	)

Net assets, end of period/year (in thousands)	$53,008	$83,987	$77,637	$51,739

Portfolio turnover rate	4.93%	22.82%	25.26%	7.88%	(e)

(a)	Reorganization date. Reorganization occurred at the end of the day December 31, 2012.
(b)	Based on average Shares outstanding.
(c)	The expenses and net investment income/(loss) ratios do not include income or expenses of the Investment Funds in which the Fund invests.
(d)	Annualized for periods less than one year.
(e)	Not annualized.
(f)
Through December 31, 2015, net expenses excluding non-reimbursible expenses were capped at 2.25% for Class I. Effective January 1, 2016, net expenses excluding non-reimbursible expenses were capped at 2.10% for Class I.

(g)	The total return calculation assumes reinvestment of all distributions.

The accompanying notes are an integral part of these consolidated financial statements.

GAI Aurora Opportunities Fund, LLC
Consolidated Financial Highlights (continued)

	Class A
	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Period from January 1, 2013(a) to March 31, 2013
Per Share operating performance: (For Shares outstanding throughout the period/year) Net asset value per Share, beginning of period/year	$101.58	$103.16	$104.33	$100.00

Income/(loss) from investment operations:
Net investment income/(loss)(b)	(2.83)	(2.96)	(2.97)	(0.67)
Net realized and unrealized gain/(loss) from investments	(7.07)	4.87	7.81	5.00
Total income/(loss) from investment operations	(9.90)	1.91	4.84	4.33
Less: Distribution of net investment income to Members	(0.97)	(3.49)	(6.01)	-
Total distributions to Members	(0.97)	(3.49)	(6.01)	-
Net asset value per Share, end of period/year	$90.71	$101.58	$103.16	$104.33

Total return(g)	(9.78% )	1.90%	4.66%	4.33%	(e)

Ratios to average net assets:(c)(d)
Gross expenses	2.89%	2.63%	2.75%	2.76%
Expenses recouped/(reimbursed)	0.04%	0.25%	0.08%	(0.18%	)
Net expenses, including non-reimbursable expenses(f)	2.93%	2.88%	2.83%	2.58%
Net investment income/(loss)	(2.93% )	(2.88% )	(2.83% )	(2.58%	)

Net assets, end of period/year (in thousands)	$4,316	$6,299	$5,895	$3,973
Portfolio turnover rate	4.93%	22.82%	25.26%	7.88(%)	(e)

(a)	Reorganization date. Reorganization occurred at the end of the day December 31, 2012.
(b)	Based on average Shares outstanding.
(c)	The expenses and net investment income/(loss) ratios do not include income or expenses of the Investment Funds in which the Fund invests.
(d)	Annualized for periods less than one year.
(e)	Not annualized.
(f)
Through December 31, 2015, net expenses excluding non-reimbursible expenses were capped at 3.00% for Class A. Effective January 1, 2016, net expenses excluding non-reimbursible expenses were capped at 2.85% for Class A.

(g)	The total return calculation assumes reinvestment of all distributions.

The accompanying notes are an integral part of these consolidated financial statements.

GAI Aurora Opportunities Fund, LLC

Consolidated Financial Highlights (continued)

	Class I					Class A
	For the Period from April 1, 2012 to December 31, 2012(a) (e)			For the Year Ended March 31, 2012(c)		For the Period from April 1, 2012 to December 31, 2012(a) (e)			For the Period from January 1, 2012(f) to March 31, 2012 (e)
Total return:
Total return before performance allocation	1.80%			(5.03%	)	1.80%			6.19%
Performance allocation	(0.15%	)		(0.13%	)	(0.24%	)		(0.62%	)
Total return after performance allocation	1.65%			(5.16%	)	1.56%			5.57%

Ratios to average members' capital:
Net investment income/(loss)(b)(c)	(2.17%	)		(2.00%	)	(2.46%	)		(2.04%	)
Total expenses before reimbursement(b)(c)	2.94%			2.64%		3.00%			1.69%
Expense reimbursement(b)(c)	(0.94%	)		(0.64%	)	(1.00%	)		0.35%
Performance allocation(b)	0.12%			0.15%		0.33%			0.46%
Total expenses and performance allocation(b)(c)	2.12%			2.15%		2.33%			2.50%

Members' capital, end of period/year (in thousands)	$40,296			$49,784		$3,538			1,461

Portfolio turnover rate	7.11%		(d)	27.93%		7.11%		(d)	27.93%		(d)

(a)	Reorganization date. Reorganization occurred at the end of the day December 31, 2012.
(b)	The expenses and net investment loss ratios do not include income expenses of the Investment Funds in which the Fund invests.
(c)	Annualized for periods less than one year.
(d)	Not annualized.
(e)	Not consolidated numbers as GAI Aurora Special Onshore Asset Holdings Inc., commenced operations on January 1, 2013.
(f)	Date of first Member subscription into class following inception.

The accompanying notes are an integral part of these consolidated financial statements.

GAI Aurora Opportunities Fund, LLC Notes to Consolidated Financial Statements March 31, 2016
1.  Organization
GAI Aurora Opportunities Fund, LLC (the "Aurora Fund"), a Delaware limited liability company, has been registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), since January 3, 2011. The Aurora Fund is a closed-end management investment company. On November 20, 2012, GAI Aurora Special Onshore Asset Holdings, Inc. (the "Domestic Blocker") was registered as a corporation in the state of Delaware. The Domestic Blocker is a wholly-owned subsidiary of the Aurora Fund and commenced operations on January 1, 2013 (the "Reorganization Date"). These financial statements are the consolidated financial statements of the Aurora Fund and the Domestic Blocker (collectively, the "Fund").
Wells Fargo Investment Institute, Inc. (the "Adviser"), a North Carolina corporation, is the investment adviser to the Fund. The Adviser's Global Alternative Investments ("GAI") division is responsible for managing the Fund under the advisory agreement. The Adviser has retained Aurora Investment Management L.L.C., a Delaware limited liability company, to act as the subadviser to the Fund (the "Subadviser"). The Subadviser has been engaged by the Fund and the Adviser to formulate and implement the Fund's investment program.
The Fund's investment objective is to generate consistent long-term capital appreciation with diversification of risk through the use of a "multi-manager, multi-strategy" global investment strategy. The Fund will attempt to invest broadly across worldwide markets which may include the United States and North America, Latin America, Eastern and Western Europe and Asia.
The Fund seeks to accomplish this objective by allocating its capital primarily among a select group of collective investment vehicles ("Investment Funds") managed by experienced investment managers ("Investment Managers") that implement a number of different alternative investment strategies and invest in a variety of worldwide markets. However, the Fund does not follow a rigid investment policy and is not restricted from participating in any market, strategy or investment other than as set forth in the Fund’s Confidential Private Placement Memorandum or under the terms of the 1940 Act. The Subadviser may cause the Fund to maintain such cash holdings as the Subadviser may from time to time deem to be appropriate, and those holdings may at times comprise a material portion of the Fund's assets. There can be no assurance that the Fund's investment objective will be achieved or that the Fund will not incur losses.
The Fund's Board of Managers (the "Fund Board") provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund's business. The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.
2.  Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and are in conformity with accounting principles generally accepted in the United States ("GAAP"). The accompanying consolidated financial statements of the Fund are stated in U.S. dollars.

GAI Aurora Opportunities Fund, LLC
Notes to Consolidated Financial Statements (continued) March 31, 2016
The Fund is considered to be an investment company in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services – Investment Companies ("FASB ASC 946"), and is following the accounting and reporting guidance found within FASB ASC 946.
(a) Valuation of investments in Investment Funds – The Fund values its investments in Investment Funds at fair value in accordance with procedures established in good faith by the Fund Board. The fair value ordinarily will be the value of an interest in an Investment Fund determined by the Investment Manager as reported by a third party administrator of the Investment Fund in accordance with the policies established by the Investment Fund, absent information indicating that such value does not represent the fair value of the interest. The Fund could reasonably expect to receive this amount from the Investment Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Due to the nature of the investments held by the Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Investment Funds and the fair value of the Fund's interests in the Investment Funds. Furthermore, changes to the liquidity provisions of the Investment Funds may significantly impact the fair value of the Fund’s interests in the Investment Funds. Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that an Investment Fund's reported valuation does not represent fair value. If it is determined that the Investment Fund's reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value. During the year ended March 31, 2016, no such adjustments were deemed necessary by the Adviser. In addition, the Fund may not have an Investment Fund's reported valuation as of a particular fiscal period end. In such cases, the Fund would determine the fair value of such an Investment Fund based on any relevant information available at the time. The Fund Board has also established procedures for the valuation of investment securities other than securities of Investment Funds, if any, held directly by the Fund.
Accounting Standards Update ("ASU") 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the net asset value per share (the "NAV"), or its equivalent, of the investment as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity's measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor's ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity's measurement date as the fair value of the investment. A description of each investment in the Fund by strategy can be found in the tables within the Consolidated Schedule of Investments.
ASU 2015-07 eliminates the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (NAV) per share (or its equivalent) using the practical expedient. Reporting entities must provide sufficient information to enable users to reconcile total investments in the fair value hierarchy and total investments measured at fair value in the Consolidated Statement of Assets, Liabilities, and Net Assets. Additionally, the scope of current disclosure requirements for investments eligible to be measured at NAV will be limited to investments to which the practical expedient is applied.

GAI Aurora Opportunities Fund, LLC

Notes to Consolidated Financial Statements (continued) March 31, 2016

Reporting entities are required to adopt the ASU retrospectively. The standard is effective for interim and annual reporting periods for public entities beginning after December 15, 2015, and for all other entities for interim and annual reporting periods beginning after December 15, 2016, with early adoption permitted. The Fund elected to early adopt ASU 2015-07, retrospectively, as of April 1, 2015.

(b)  Consolidation – The Aurora Fund consolidates its investment in the Domestic Blocker because the Domestic Blocker is a wholly-owned subsidiary of the Aurora Fund. Accordingly, the accompanying consolidated financial statements include the assets and liabilities and results of operations for the Domestic Blocker. Any material intercompany accounts and transactions have been eliminated in consolidation.
(c)  Income taxes – The Fund elects to be treated as, and qualifies as, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax was required for the Aurora Fund. However, for the Domestic Blocker, an income tax provision was calculated and is disclosed in Note 12.
In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, as amended by ASU 2009-06, Accounting for Uncertainty in Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no uncertain tax positions as of March 31, 2016.
The Fund utilizes a tax-year end of October 31 and the Fund's income and federal excise tax returns and all financial records supporting the 2013, 2014 and 2015 returns are subject to examination by the federal and Delaware revenue authorities.
At October 31, 2015 (the Fund’s last tax-year end), the Fund held a capital loss carryforward of $1,914,772, which can be used to offset future realized capital gains. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses and are not subject to expiration.
(d)  Security transactions and investment income – The Fund's transactions are accounted for on a trade-date basis. Realized gains and losses on the Fund's transactions are determined on the average cost basis. Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date. The Fund will indirectly bear a portion of the Investment Funds' income and expenses, including management fees and incentive fees charged by the Investment Funds. That income and those expenses are recorded in the Fund's consolidated financial statements as unrealized appreciation/(depreciation) and not as income or expense on the Consolidated Statement of Operations or in the Consolidated Financial Highlights.
(e)  Cash and cash equivalents – The Fund maintains cash in an interest-bearing money market account, which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and does not believe it is exposed to any significant credit risk on such bank deposits. All interest income earned will be paid to the Fund.

GAI Aurora Opportunities Fund, LLC
Notes to Consolidated Financial Statements (continued) March 31, 2016
(f)  Distributions – Distributions will be paid at least annually on limited liability company interests ("Shares") in an amount representing substantially all of the net investment income and net capital gains, if any, earned each year. Each investor (each, a "Member") will automatically be a participant under the Fund's Dividend Reinvestment Plan ("DRP") and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election by a Member not to participate in the DRP and to receive all income distributions and/or capital gain distributions, if any, in cash may be made by providing notice to the Member's broker or intermediary.
Distributions to Members from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. The timing and character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.
(g)  Use of estimates – The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual results could differ from those estimates.
(h)  Fund expenses – The Fund bears all expenses incurred in its business and operations, and records them on an accrual basis. Expenses include, but are not limited to, administrative and extraordinary expenses and legal, tax, audit, escrow, fund accounting and printing expenses. Operating expenses also include: (1) investment related expenses, including, but not limited to, brokerage commissions, research fees, and other transactions costs; (2) interest and commitment expense on any borrowings; and (3) all costs and expenses associated with the registration of the Fund under, and in compliance with, any applicable federal and state laws.
(i)  Expense limitation agreement – Through December 31, 2015, the Adviser had contractually agreed to limit the Fund's total annualized ordinary fund-wide operating expenses to 2.25%. Effective January 1, 2016 and through December 31, 2016, the Adviser has contractually agreed to limit the Fund’s total annualized ordinary fund-wide operating expenses to 2.10%. Members holding Shares designated as Class I ("Class I Shares") have no class-specific expenses. Members holding Shares designated as Class A ("Class A Shares") will pay (in addition to up to 2.10% in fund-wide expenses) an additional annualized amount of up to 0.75% (the "Investor Distribution and Servicing Fee"), for a total of up to 2.85%. Ordinary fund-wide operating expenses exclude the Fund's borrowing and other investment-related costs, Investment Fund and investment manager fees and expenses, taxes, litigation and indemnification expenses, judgments, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and the Investor Distribution and Servicing Fee charged to Class A Shares. Ordinary fund-wide operating expenses include the Fund's management fee, start-up, offering and organizational expenses.
Accordingly, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund's ordinary fund-wide operating expenses (exclusive of the Investor Distribution and Servicing Fee charged to Class A Shares) fall below the annualized rate of 2.10% per year. The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense. Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above. Expenses in the amount of $34,126 were reimbursed to the Fund by the Adviser during the year ended March 31, 2016. Additionally, expenses in the amount of $73,112 were recouped by the Adviser for the year ended March 31, 2016. The net amount of expenses reimbursed and recouped during the year, $38,986, is included in the Consolidated Statement of Operations.

GAI Aurora Opportunities Fund, LLC
Notes to Consolidated Financial Statements (continued) March 31, 2016
As of March 31, 2016, there was no amount subject to recoupment within three years after the end of the fiscal year in which the Adviser reimbursed the expenses.
As of March 31, 2016, the amount of expenses reimbursable by the Adviser and payable to the Fund was $19,309.
(j)  Third party service providers – BNY Mellon Investment Servicing (US) Inc. (the "Administrator") serves as the Administrator to the Fund. Under an agreement made between the Administrator and the Fund, the following annual fee will be calculated based upon the Fund's beginning of the month's net assets and paid monthly:

0.085% of the first $200 million of beginning of month net assets;
0.070% of the next $200 million of beginning of month net assets; and
0.050% of beginning of month net assets in excess of $400 million.
The Fund also pays the Administrator certain fixed fees for consolidated financial statement preparation and other services.
The Bank of New York Mellon (the "Custodian") serves as the Custodian to the Fund. Under an agreement made between the Custodian and the Fund, 0.02% per annum is paid to the Custodian based on gross assets at the end of each month.
The Fund also pays the Custodian certain fixed fees for transactions and other services.

3.  Related Party Transactions
Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial or operational decisions. Fees incurred with related parties during the year are disclosed in the Consolidated Statement of Operations unless otherwise stated and include the following:
(a)  Investor Distribution and Servicing Fee – Under the terms of the wholesaling and placement agent agreement between the Fund and Global Alternative Investment Services, Inc. (the "Placement Agent"), the Placement Agent is authorized to retain brokers, dealers and certain financial advisers for distribution services and to provide ongoing investor services and account maintenance services to Members purchasing Interests that are their customers.
The Fund pays an Investor Distribution and Servicing Fee out of the net assets of Class A Shares at the annual rate of 0.75% of the aggregate net asset value of Class A Shares that have been outstanding for more than twelve (12) months, calculated and accrued as of the last day of each calendar month (before any repurchases of Class A Shares) and paid to the Placement Agent quarterly. The Investor Distribution and Servicing Fee is charged on an aggregate class-wide basis, and Members in Class A Shares will be subject to the Investor Distribution and Servicing Fee regardless of how long they have held their Class A Shares. The Investor Distribution and Servicing Fee is paid to the Placement Agent to reimburse it for payments made to investor service providers and for the Placement Agent's ongoing investor servicing. Pursuant to the conditions of an exemptive order issued by the Securities and Exchange Commission ("SEC"), the Investor Distribution and Servicing Fee is paid pursuant to a plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class A Shares. Class I Shares are not subject to the Investor Distribution and Servicing Fee.

GAI Aurora Opportunities Fund, LLC
Notes to Consolidated Financial Statements (continued) March 31, 2016
For the year ended March 31, 2016, the Fund expensed Investor Distribution and Servicing Fees of $41,612. As of March 31, 2016, there were $10,285 of Investor Distribution and Servicing Fees payable to the Placement Agent.
(b)  Placement fees – Under the terms of the wholesaling and placement agent agreement between the Fund and the Placement Agent, the Placement Agent’s sub-agents are entitled to receive a placement fee based on the net amount of Class A Shares purchased by a Member (the "Class A Share Placement Fee"). In determining the applicable Class A Share Placement Fee at the time of investment in Class A Shares, the amount of a Member's investment in Class A Shares (whether initial or additional) will be aggregated with the value of (i) the Member's investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser and (ii) investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser held by the Member's "Immediate Family Members" (as defined in the Fund's subscription agreement). The Member must indicate in the subscription agreement who such "Immediate Family Members" are and the amounts of their investments.
The Class A Share Placement Fee shall be deducted from the initial or additional subscriptions provided by the Member and is as follows:
Current Value of Class A Shares	Placement Fee
Less than $500,000	2.00%
$500,000 to less than $1,000,000	1.00%
$1,000,000 or more	0.50%
For the year ended March 31, 2016, there were no Class A Share Placement Fees paid to sub-agents of the Placement Agent by Members.
(c)  Investment advisory fees – Amounts paid, and payable, to the Adviser for the year ended March 31, 2016 are disclosed in Note 4.
(d)  Fund Board fees and expenses – For the year ended March 31, 2016, the Fund incurred Fund Board fees, including out of pocket expenses, of $58,082. As of March 31, 2016, amounts payable to the Fund Board were $8,291.
4. Investment Advisory Agreement
The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser also serves as investment adviser to private investment funds, some of which utilize a multi-manager, multi-strategy investment approach. The Adviser is registered with the Commodity Futures Trading Commission ("CFTC") as a commodity pool operator ("CPO") and a commodity trading advisor ("CTA"). Although the Adviser is registered as a CPO it intends to rely on the no-action relief afforded by CFTC Staff Letter No. 12-38 and the exception from CPO registration in CFTC Regulation 4.5. Therefore, the Adviser is not required to deliver a CFTC disclosure document to the Fund’s investors, nor is it required to provide Fund investors certified annual reports that satisfy the requirements of CFTC regulations generally applicable to registered CPOs. As of March 31, 2016, there is no certainty that the Adviser or other parties will be able to rely on these exclusions and exemptions in the future. Additional CFTC regulation (or a decision to no longer use strategies that trigger additional regulation) may cause the Fund to change its investment strategies or to incur additional expenses.

GAI Aurora Opportunities Fund, LLC
Notes to Consolidated Financial Statements (continued) March 31, 2016
In addition, the CFTC, in consultation with other federal regulators, has proposed margin requirements for uncleared swap transactions. If adopted, the proposed requirements could increase the amount of margin necessary to conduct uncleared swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions. The proposed rule may also affect the ability of the Fund to use swap agreements to implement the Fund’s investment strategy and may substantially increase regulatory compliance costs for the Adviser and the Fund. As of March 31, 2016, the actual margin requirements and ultimate impact of the rule proposals on the Fund are uncertain.
Pursuant to the terms of the advisory agreement between the Fund and the Adviser, the Adviser is responsible for selecting an investment subadviser to manage the Fund’s assets and to monitor such management of the Fund’s assets in accordance with the Fund’s investment objective and related investment policies. Subject to the approval of the Fund’s Board, the Adviser may elect to manage the Fund’s investments and determine the composition of the assets of the Fund.
Pursuant to an agreement with the Adviser and the Fund, the Subadviser is responsible for implementing a continuous investment program for the assets of the Fund, monitoring of the investment activities and holdings of the Fund, and for the selection of Investment Funds as well as direct investments of the Fund, in consultation with the Adviser.
Through December 31, 2015, the Fund accrued and paid the Adviser each month a fee ("Management Fee") equal to one-twelfth of 1.25% of the aggregate net asset value of outstanding Shares calculated as of the last day of each month (before any repurchases of Shares). Effective January 1, 2016, the Adviser reduced the annual Management Fee to 1.10%. The Management Fee incurred by the Fund for the year ended March 31, 2016 was $896,580. As of March 31, 2016, the Management Fee payable to the Adviser was $110,633. The Adviser pays the Subadviser a portion of the Management Fee as described in the subadvisory agreement among the Adviser, Subadviser, and the Fund.
5.  Investment Fund Transactions
Purchases of investments in Investment Funds for the year ended March 31, 2016 were $8,219,535. Proceeds from sales of investments in Investment Funds for the year ended March 31, 2016 were $45,277,954.
6.  Investments in Investment Funds
The Adviser and Subadviser monitor the performance of Investment Funds. Such monitoring procedures include, but are not limited to, monitoring market movements and the Investment Funds' portfolio investments, comparing performance to industry benchmarks, in depth conference calls and site visits with Investment Fund portfolio managers.

GAI Aurora Opportunities Fund, LLC
Notes to Consolidated Financial Statements (continued) March 31, 2016

Complete information about the underlying investments held by the Investment Funds is not readily available, so it is unknown whether the Fund, through its aggregate investment in Investment Funds, holds any single investment whereby the Fund's proportionate share exceeds 5% of the Fund's net assets as of March 31, 2016.

The following table summarizes the Fund's investments in the Investment Funds during the year ended March 31, 2016, none of which were related parties. The Fund indirectly bears fees and expenses as an investor in the Investment Funds. Each investor of each Investment Fund pays the Investment Manager of the Investment Fund a management fee. The fee rate varies and ranges from 0.75% to 2.50% per annum of the net asset value of that Investment Fund. Additionally, the Investment Manager of each Investment Fund will generally receive an incentive fee/allocation from each investor ranging from 15% to 30% of any net new appreciation of that Investment Fund as of the end of each performance period for which an incentive fee/allocation is calculated.

Investments in Investment Funds	% of Fund's Total Investments Fair Value	Fair Value	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain (Loss)	Redemptions Permitted*	Primary Geographic Location
Palomino Fund, Ltd.	11.1%	$ 5,072,433	$ (43,583)	$ —	Annually	British Virgin Islands
Miura Global Fund, Ltd.	7.5	3,419,480	(466,149)	—	Monthly	British Virgin Islands
Lansdowne Developed Markets Fund, Ltd.	6.8	3,089,647	397	359,504	Monthly	Cayman Islands
Redwood Offshore Fund, Ltd.	5.9	2,705,312	(692,029)	381,514	Biennial	Cayman Islands
Discovery Global Opportunity Fund, Ltd.	5.7	2,579,429	(87,197)	30,036	Quarterly	Cayman Islands
York European Opportunities Unit Trust	5.3	2,396,135	(154,395)	113,954	Quarterly	Cayman Islands
Corvex Offshore Ltd.	5.2	2,349,016	(798,665)	31,171	Quarterly	Cayman Islands
Guard Macro Offshore Feeder Fund	5.0	2,266,634	(133,366)	—	Monthly	Cayman Islands
Elizabeth Park Capital Offshore Fund, Ltd.	4.6	2,103,895	(42,162)	(9,555)	Monthly	Cayman Islands
York Credit Opportunities Unit Trust	4.6	2,087,241	(964,606)	335,419	Annually	Cayman Islands
Karst Peak Asia Offshore Fund	4.2	1,923,218	135,326	59,108	Quarterly	Cayman Islands
Greenlight Capital Offshore Qualified, Ltd.	4.2	1,908,906	(379,221)	—	Annually	British Virgin Islands
JHL Capital Group Fund, Ltd.	4.1	1,889,374	(211,946)	75,286	Quarterly	Cayman Islands
Tyrus Capital Event Fund, Ltd.	3.9	1,801,255	(344,876)	230,139	Quarterly	Cayman Islands
ValueAct Capital International II, LP	3.8	1,748,535	(306,482)	—	Annually	British Virgin Islands
AHL (Cayman) SPC	3.8	1,744,213	(126,853)	125,352	Monthly	Cayman Islands
Cadian Offshore Fund Ltd.	3.3	1,492,597	(431,223)	96,330	Semi-Annually	Cayman Islands
Roystone Capital Offshore Fund, Ltd.	2.9	1,332,038	(453,511)	17,701	Quarterly	Cayman Islands
North Tide Capital Offshore, Ltd.	2.6	1,173,238	(34,997)	(469,425)	Quarterly	Cayman Islands
West Face Long Term Opportunities Fund, Ltd.	1.9	886,437	245,696	64,297	Quarterly	Cayman Islands
Luxor Capital Partners Offshore, Ltd.	1.9	848,515	(293,898)	(222,448)	Quarterly	Cayman Islands
Greenlight Capital Offshore (Gold), Ltd.	1.1	517,587	(201,550)	11,343	Annually	British Virgin Islands
Centerbridge Credit Partners Offshore, Ltd.	0.5	211,700	(166,325)	139,413	Biennial	Cayman Islands
Centerbridge Credit Partners, LP**	0.1	31,620	3,267	3,579	Biennial	United States
Passport Special Opportunities Fund, LP**	0.0	13,876	(95,038)	94,036	Semi-Annually	United States
West Face Long Term Opportunities (USA) LP**	0.0	6,529	14,789	(22,817)	Quarterly	United States
Achievement Fund XL Ltd.	—	—	65,372	(82,894)	Monthly	Cayman Islands
AJR International (BVI) Inc	—	—	(15,633)	(147,394)	Monthly	British Virgin Islands
AKO Fund Limited	—	—	(856,904)	620,343	Quarterly	Cayman Islands
Brevan Howard Fund Limited	—	—	(1,955)	(201)	Monthly	Cayman Islands
Brevan Howard Multi-Strategy Fund Limited	—	—	(164,015)	131,640	Monthly	Cayman Islands
Broadway Gate Offshore Fund, Ltd.	—	—	(15,947)	8,333	Quarterly	Cayman Islands

GAI Aurora Opportunities Fund, LLC

Notes to Consolidated Financial Statements (continued) March 31, 2016

Investments in Investment Funds	% of Fund's Total Investments Fair Value	Fair Value	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain (Loss)	Redemptions Permitted*	Primary Geographic Location
Discovery Global Macro Fund, Ltd.	—	—	(47,791)	26,202	Quarterly	Cayman Islands
Dymon Asia Macro Fund	—	—	(443,922)	339,763	Monthly	Cayman Islands
JAT Capital Offshore Fund Ltd	—	—	22,580	4,629	Quarterly	Cayman Islands
Naya Fund	—	—	(32,056)	28,483	Quarterly	Cayman Islands
Thoroughbred Offshore Fund Ltd.	—	—	(1,309,181)	1,342,154	Annually	British Virgin Islands
Trient Global Macro Fund	—	—	120,691	(172,107)	Monthly	Ireland
Tybourne Equity (Offshore) Fund	—	—	(716,934)	673,066	Quarterly	Cayman Islands
Total Investments in Investment Funds	100.0%	$45,598,860	$(9,424,292)	$ 4,215,954

*   Subject to the terms of the offering memorandums of the Investment Funds.
** Investment Fund held in GAI Aurora Special Onshore Asset Holdings, Inc.

While redemptions are permitted as noted in the table above for the Investment Funds, such redemptions may be deferred or suspended at any time upon the election of the Investment Manager of the Investment Fund. Moreover, certain Investment Funds may amend their liquidity provisions or otherwise further restrict the Fund's ability to make withdrawals from those Investment Funds. No such restrictions were in place as of or during the year ended March 31, 2016. The Fund had no unfunded capital commitments as of March 31, 2016.

The following is a summary of the investment strategies of the Investment Funds held in the Fund as of March 31, 2016:
Event-Driven strategies generally include investments in securities of companies involved in identifiable corporate actions, such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations which alter a company's financial structure or operating strategy. Risk management and hedging techniques may be employed to protect the portfolio from events that fail to materialize. In addition, accurately forecasting the timing of an event is an important element impacting the realized return. The use of leverage varies considerably.
Long/Short Credit strategies generally involve Investment Managers taking both long and short positions in credit related instruments, such as corporate bonds, bank loans, trade claims, emerging market debt and credit derivatives (e.g., credit default swaps). Investment Managers utilizing this strategy usually invest in companies in financial difficulty, reorganization or bankruptcy and their portfolios often are concentrated in debt instruments. The use of leverage varies considerably. Investment Managers differ in their preference for actively participating in the workout and restructuring process and the extent to which they use leverage. Although Long/Short Credit strategies typically involve positions in debt instruments and credit derivatives, the Investment Managers implementing this strategy generally perform extensive research on companies and may use this information to invest both long and short in the equity securities of such companies.
Long/Short Equities strategies generally involve taking both long and short positions in equity securities that are deemed to be under or overvalued. Although the combination of long and short investing can provide an element of protection against (but not eliminate) directional market exposure, long/short equities Investment Managers generally do not attempt to neutralize the amount of long and short positions (i.e., they will be net long or net short). Investment Managers may specialize in a particular industry or geographic region, or they may diversify holdings across industries or geographic regions. Investment Managers in this strategy usually employ a low to moderate degree of leverage.

GAI Aurora Opportunities Fund, LLC
Notes to Consolidated Financial Statements (continued) March 31, 2016
Macro strategies generally involve fundamental, discretionary or systematic, directional trading in currencies, fixed income commodities, bonds and equities. Investment managers utilizing Macro strategies invest in a wide variety of strategies and instruments, often assuming an aggressive risk posture. Most investment managers rely on macro-economic analyses to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Futures, options and other derivative instruments are often used for hedging and speculation and the use of leverage varies considerably.
Opportunistic strategies generally involve Investment Managers exercising discretion in allocating capital among several types of arbitrage, event-driven and directional strategies (e.g., long/short equities, relative value, long/short credit, activist, volatility trading and capital structure arbitrage). Capital is opportunistically allocated as such Investment Managers perceive each strategy's opportunity set changing with market conditions.
7.  Fair Value Measurements
The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

•
Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

•
Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

•	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

As a result of the adoption of ASU 2015-07, investments in Investment Funds with a fair value of $45,598,860 using their NAVs per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy.

GAI Aurora Opportunities Fund, LLC
Notes to Consolidated Financial Statements (continued) March 31, 2016
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of March 31, 2016 is as follows:

Description	Total Fair Value at March 31, 2016	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investment Funds(1)	$ 45,598,860	$ –	$–	$ –
Total Investments	$ 45,598,860	$ –	$–	$ –

(1)
Investment Funds that are measured at fair value using NAV per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy, as ASU 2015-07 removes this requirement. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statement of Assets, Liabilities and Net Assets.

There were no transfers between any levels for the year ended March 31, 2016.

8.  Capital Share Transactions
The Fund offers two separate classes of Shares, Class I Shares and Class A Shares, to investors eligible to invest in the Fund.
The Fund accepts initial and additional subscriptions for Shares on subscription dates, which occur only once each month, effective as of the beginning of the first calendar day of the month at the relevant net asset value per Share of the Fund as of the end of the last calendar day of the prior month. All Class A Share subscriptions accepted into the Fund are received net of Class A Share Placement Fees. The Fund Board may discontinue accepting subscriptions at any time.
To provide a limited degree of liquidity to Members, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Members. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Fund Board in its sole discretion. The Adviser expects to recommend ordinarily that the Fund Board authorize the Fund to offer to repurchase Shares from Members quarterly. If the interval between the date of purchase of Shares and repurchase of Shares is less than one year, then such repurchase will be subject to a 2% early withdrawal fee.
For the year ended March 31, 2016, transactions in the Fund's Shares were as follows:
	Subscriptions (in Shares)	Subscriptions	Reinvestment of Distributions (in Shares)	Reinvestment of Distributions	Tenders (in Shares)	Tenders
Class I	32,671.438	$3,220,000	2,524.863	$243,149	(279,071.106)	$(27,538,586)
Class A	–	–	543.323	51,462	(14,978.261)	(1,365,534)
	32,671.438	$3,220,000	3,068.186	$294,611	(294,049.367)	$(28,904,120)

GAI Aurora Opportunities Fund, LLC
Notes to Consolidated Financial Statements (continued) March 31, 2016
9.  Contingencies
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred. However, based on the Adviser's and Subadviser's experience, the Fund believes the risk of loss from these arrangements to be remote.
10.  Risk Factors
An investment in the Fund involves various risks. The Fund allocates assets to Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults. No guarantee or representation is made that the investment program will be successful.
11.  Line of Credit Arrangement
The Fund maintains a committed, secured line of credit (the "Facility") with Royal Bank of Canada ("RBC"). The Facility has the following terms: (a) interest rate of applicable LIBOR rate plus 1.40% per annum, (b) a commitment fee of 0.80% per annum, and (c) a committed amount of $6,400,000. Effective December 17, 2015, the committed amount was reduced to $5,000,000. For the year ended March 31, 2016, the Fund had weighted average borrowings of $83,219. The weighted average interest rate on borrowings for the year ended March 31, 2016 was 0.00169%. As of March 31, 2016, there was no outstanding balance under the line of credit. For the year ended March 31, 2016 the Fund accrued interest expense for the amount of $515 and there was no outstanding interest fee payable as of March 31, 2016.
For the year ended March 31, 2016, commitment fees of $48,091 were expensed and are included in the accompanying Consolidated Statement of Operations. There were no commitment fees payable to RBC as of March 31, 2016.
The Fund is required to meet certain financial covenants, such as limiting the amount of debt to the lesser of (a) the committed amount and (b) an amount equal to the product of 35% multiplied by the value of the collateral as defined in the line of credit agreement. The Fund met all financial covenants as of and during the year ended March 31, 2016.
12.  Federal Income Tax Information
The tax year end of the Fund is October 31. Accordingly, the amounts reported below reflect tax adjustments calculated at October 31, 2015.
(a)  Fund Income Tax
Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book-to-tax differences are either temporary or permanent in nature. The following reclassifications were a result of tax differences relating to passive foreign investment companies and capitalized expenses. Net assets were not affected by these reclassifications.

GAI Aurora Opportunities Fund, LLC
Notes to Consolidated Financial Statements (continued) March 31, 2016
For the year ended March 31, 2016, the Fund decreased accumulated undistributed net investment loss by $4,245,384, decreased accumulated realized gain/(loss) by $4,243,212 and decreased paid-in-capital by $2,172.
Distributions on the Fund's Shares are generally subject to federal income tax to the extent they do not exceed the Fund's earnings and profits. Such distributions are likely to occur in respect of Shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. The tax basis components of distributable earnings as of the close of October 31, 2015 (the Fund's last tax-year end) were as follows:

Ordinary Income	$651,947
Long Term Capital Gain/(Loss) Carryover	$(1,914,772)
Unrealized Appreciation/(Depreciation)	$(2,286,910)

For the year ended March 31, 2016, the tax character of distributions paid by the Fund was all ordinary income. Distributions from net investment income and short term capital gains are treated as ordinary income dividends for federal tax purposes.
(b)  Domestic Blocker Income Tax
The Domestic Blocker recorded a provision for income tax expense (benefit) for the period ended March 31, 2016, in the amount of $(1,959). This provision for income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):
Current	$53,836
Deferred	$(55,795)

As of March 31, 2016, temporary differences between financial and tax reporting that give rise to deferred income taxes totaled $9,246, resulting principally from differences in the recognition of income from partnership investments and the treatment of unrealized appreciation/depreciation. The Domestic Blocker has a net deferred tax liability recorded as of March 31, 2016. Should a net deferred tax asset exist in the future, the Domestic Blocker will assess whether a valuation allowance should be booked to reserve against that asset.
As with the Fund, the Domestic Blocker has a tax year end of October 31st. The provision for income taxes is booked based on information available through March 31, 2016. As of March 31, 2016, the Domestic Blocker had utilized all of the federal net operating loss carryover generated in the year ended March 31, 2014. The effect of the different book and tax year ends results in an additional timing difference that affects current taxes payable.

The statutory rate and effective rate is 35%.

GAI Aurora Opportunities Fund, LLC
Notes to Consolidated Financial Statements (continued) March 31, 2016
The Domestic Blocker made several distributions to the Aurora Fund. These distributions were recorded as dividend income by the Aurora Fund to the extent of the earnings and profits of the Domestic Blocker. Any remaining distributions were characterized as a return of capital. For the tax year ended October 31, 2015, the Domestic Blocker had $9,118 of earnings and profits.
13.  Subsequent Events
The Adviser has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were available to be issued, and has determined that there were no events that required disclosure other than those listed below.
Effective April 1, 2016, the Fund was no longer open for new subscriptions.
At a meeting held on May 5, 2016, the Boards of Managers (the “Board”) of the Fund and the GAI Corbin Multi-Strategy Fund, LLC (the “Corbin Fund” and together the “Funds”) approved a reorganization (the “Reorganization”) under which shareholders of the Fund will receive common shares of the Corbin Fund, and the Corbin Fund will acquire substantially all of the assets and liabilities of the Fund. Such transaction would occur on the basis of relative net asset value of the Funds. The Board of each Fund determined that the Reorganization would be in the best interests of such Fund and that the Members would not be diluted as a result of the Reorganization. The Board also took into account that: (i) the Funds expose their Members to similar types of risk and implement substantially similar investment strategies and objectives; and (ii) the Corbin Fund has outperformed the Fund. The transaction is currently expected to close at the end of September 2016, pending approval by a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940, as amended, and the rules thereunder) of the Fund.
The Sub-Advisory agreement among the Fund, the Adviser, and the Subadviser, pursuant to which the Subadviser provides subadvisory services to the Fund, will terminate effective as of June 30, 2016. The Adviser will manage the Fund’s assets pursuant to the terms of the Advisory Agreement between the Fund and the Adviser for the period from July 1, 2016, to the date of the Reorganization.

GAI Aurora Opportunities Fund, LLC

Supplemental Information (unaudited)

The Board of Managers of the Fund
The Fund Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.
The Members of the Fund’s Board of Managers (“Managers”) are not required to hold Shares of the Fund. A majority of the Managers are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Managers”). The Independent Managers perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation or trust.
The identity of the Independent Managers and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Independent Manager who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Manager”), is indicated by an asterisk. The business address of each person listed below is 401 South Tryon Street, Charlotte, NC 28202.
Trustees
Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Manager During the Last 5 Years
Adam Taback* Age: 45	Manager, President	Since 2010	Head of Global Alternative Investments and Senior Vice President, Wells Fargo Investment Institute, Inc., since 2014; President, Wells Fargo Investment Institute, Inc. (formerly known as Alternative Strategies Group, Inc), 2003-2014; President, Wells Fargo Alternative Asset Management, LLC, 2011; Deputy Chief Investment Officer, Wells Fargo Private Bank, since 2014; President, Global Alternative Investment Services, Inc., since 2010; President A.G. Edwards Capital, Inc. since 2008.	3
Chairman of the Board of Trustees, GAI Agility Income Fund, since 2010; Chairman of the Board of Managers, GAI Corbin Multi-Strategy Fund, LLC, since 2010; Chairman of the Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Director of Global Alternative Investment Services, Inc., since 2010; Director, A.G. Edwards Capital, Inc., since 2008; Director, Wells Fargo Investment Institute, Inc., 2005-2014.

James Dean Age: 60	Manager	Since 2010	Executive Vice Chancellor and Provost, UNC at Chapel Hill, since 2013; Dean, Kenan-Flagler Business School, UNC at Chapel Hill, 1998-2013.	3	Trustee, GAI Agility Income Fund, since 2010; Member of Board of Managers, GAI Corbin Multi-Strategy Fund, LLC, since 2010; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015.
James Dunn Age: 43	Manager	Since 2010	Chief Executive Officer, Chief Investment Officer, Verger Capital Management LLC, since 2014; Vice President, Chief Investment Officer, Wake Forest University, 2009-2014; Managing Director, Chief Investment Officer, Wilshire Associates, 2005-2009.	3	Trustee, GAI Agility Income Fund, since 2010; Member of Board of Managers, GAI Corbin Multi-Strategy Fund, LLC, since 2010; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015.

GAI Aurora Opportunities Fund, LLC

Supplemental Information (unaudited) (continued)
Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Manager During the Last 5 Years
Stephen Golding Age: 67	Manager	Since 2010	Chief Financial Officer, Vice President Finance and Administration, Ohio University, since 2010; Executive Vice President, Finance and Administration, Cornell University, 2005-2009	3
Trustee, Washington College, since 2003; Trustee, GAI Agility Income Fund, since 2010; Member of Board of Managers, GAI Corbin Multi-Strategy Fund, LLC, since 2010; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Trustee, Wells College Board Member, 2012-2015.

James Hille Age: 53	Manager	Since 2010	Chief Investment Officer, Texas Christian University, since 2006; Chief Investment Officer, Teachers Retirement System of Texas, 1995-2006.	3
Trustee, Employees Retirement System of Fort Worth, 2007- 2011; Board Member, Texas Comptroller's Investment Advisory Board, since 2007; Trustee, Communities Foundation of Texas, since 2012; Trustee, Trinity Valley School, since 2009; Trustee, GAI Agility Income Fund, since 2010; Member of Board of Managers, GAI Corbin Multi-Strategy Fund, LLC, since 2010; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015; Board Member, Investment Advisory Board of the Texas State Treasury Safekeeping Trust Fund and the Employee Retirement System of Texas, since 2011; Trustee, Silver Ventures, Inc., since 2012.

Jonathan Hook Age: 57	Manager	Since 2010	Chief Investment Officer, Harry and Jeanette Weinberg Foundation, since 2014; Vice President, Chief Investment Officer, The Ohio State University, 2008-2014; Chief Investment Officer, Baylor University, 2001-2008.	3
Trustee, GAI Agility Income Fund, since 2010; Member of Board of Managers, GAI Corbin Multi-Strategy Fund, LLC, since 2010; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2011-2015 ; Member of the Board of Directors, Research Corporation for Science Advancement (RCSA), since 2011.

Dennis Schmal Age: 68	Manager	Since 2011	Self-employed; Board Director and Consultant..	3
Trustee, GAI Agility Income Fund, since 2011; Member of Board of Managers, GAI Corbin Multi-Strategy Fund, LLC, since 2011; Member of Board of Managers, GAI Mesirow Insight Fund, LLC, 2008-2015; Director, Grail Advisors ETF Trust (5 Funds) 2009-2011; Director, AssetMark/GuideMark/ Guide Path Mutual Funds, since 2006; Chairman of the Board of Directors of Pacific Metrics Corporation, 2005-2014; Director and Chairman of the Board, Sitoa Global, Inc., 2012-2013; Director, Varian Semiconductor Equipment Associates, 2004-2011; Director, Merriman Holdings, Inc., since 2003; Director, Owens Realty Mortgage Inc., since 2013; Trustee, Cambria ETF Funds, since 2013; Director, Blue Calypso Inc., since 2015; Director, North Bay Bancorp, 2006-2007.

*	Indicates an Interested Manager.
(1)	As of March 31, 2016.
(2)
Each Manager serves until death, retirement, resignation or removal from the Board. Any Manager may be removed, with or without cause, at any meeting of the Members by a vote of Members owning at least two-thirds of the outstanding Shares.

(3)	The "Fund Complex" is currently comprised of three closed-end registered investment companies.

GAI Aurora Opportunities Fund, LLC
Supplemental Information (unaudited) (continued)
Principal Officers who are not Trustees:
Name and Age(1)	Position(s) With the Fund	Length of Time Served(2)	Principal Occupation During Past Five Years

Michael Roman Age: 35	Treasurer	Since 2010
Manager of Global Alternative Investments Finance and Accounting, Wells Fargo Investment Institute, Inc., since 2007; Senior Analyst, Wells Fargo Investment Institute, Inc., 2006; Treasurer, Wells Fargo Alternative Asset Management, LLC, 2011; Senior Financial Analyst, Turbine, Inc.; 2003-2006.

Britta Patterson Age: 41	Secretary	Since 2010	Senior Vice President and Secretary, Wells Fargo Investment Institute, Inc., since 2008; Director and Chief Administrative Officer, AG Edwards Capital, Inc., since 2008; Director (2009-2014), Chief Administrative Officer, Wells Fargo Investment Institute, Inc., 2005-2014; Chief Administrative Officer, Senior Vice President, Wells Fargo Alternative Asset Management, LLC, 2011.

Jeffrey Minerva Age: 34	Assistant Treasurer	Since 2013
Senior Fund Reporting  Analyst, Wells Fargo Investment Institute, Inc., since 2011; Audit Senior, Deloitte & Touche, LLP, 2007-2011; Audit Senior Associate, Deloitte & Touche, LLP, 2006-2007; Audit Associate, Deloitte & Touche, LLP, 2005-2006.

James Angelos Age: 68	Chief Compliance Officer	Since 2014
Chief Compliance Officer, Wells Fargo Investment Institute, Inc., since 2014; Chief Compliance Officer, A.G. Edwards Capital, Inc., since 2014; Senior Industry Consultant, Mainstay Capital Markets Consultants, Inc., 2013-2014; Surveillance Director, Financial Industry Regulatory Authority, 2011-2013; Vice President- Asset Management Compliance, Ameriprise Financial Services, 2007-2010.

Sean M. Nicolosi Age: 42	Chief Operating Officer	Since 2014
Director of Alternative Investment Operations, Wells Fargo Investment Institute, Inc., since 2014; Chief Operating Officer and Director, Global Alternative Investment Services, Inc., since 2014; Chief Operating Officer and Director, A.G. Edwards Capital, Inc., since 2014; Chief Operating Officer and Director, Wells Fargo Investment Institute, Inc., 2014; Vice President and Operations Manager, Wells Fargo Investment Institute, Inc., 2012-2014; Vice President and Senior Financial Reporting Manager, BNY Mellon Global Investment Services, 2011-2012; Administration Manager, Wells Fargo Investment Institute, Inc., 2005-2011.

(1)	As of March 31, 2016.

(2)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

GAI Aurora Opportunities Fund, LLC
Supplemental Information (unaudited) (continued)
Form N-Q Filings
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-(800) SEC-0330.
Proxy Voting Policies
Information on how the Fund voted proxies relating to portfolio securities during the prior twelve month period ending June 30 of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities will be available without charge, by request, by calling (866) 440-7460 and on the SEC’s web site at www.sec.gov.

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Managers has determined that Stephen T. Golding is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $112,563 for 2015 and $111,000 for 2016.

Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2016.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $38,000 for 2015 and $39,000 for 2016. The registrant’s principal accountant provided tax compliance services to the registrant, including reviewing tax filings and advising the registrant with respect to various tax-related matters.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2016.
(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
The Audit and Non-Audit Services Pre-Approval Policy with respect to the registrant is set forth below.

Revised as of May 5, 2016

Audit Committee of
GAI Aurora Opportunities Fund, LLC
[Additional Funds]
 (the “Funds”)
Audit and Non-Audit Services Pre-Approval Policy (the “Policy”)
I.              Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Managers of the Funds (the “Committee”) is responsible for the appointment, compensation and oversight of the service3s provided by the independent registered public accounting firm (i.e., an accounting firm that has registered with the Public Company Accounting Oversight Board (the “PCAOB”)) to the Funds (the “Auditor”).  As part of this responsibility, the Committee is required to pre-approve the audit and non-audit services performed by the Auditor in order to assure that these services do not impair the Auditor’s independence.  In addition, these procedures also require the Committee to pre-approve non-audit services provided by the Auditor to Wells Fargo Investment Institute, Inc. (“WFII”) (or any entity in a control relationship with WFII that provides ongoing services to the Funds) where such non-audit services relate directly to the operations and financial reporting of the Funds as further assurance that such services do not impair the Auditor’s independence.
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The Committee charter requires the Committee to pre-approve all audit and non-audit services provided to the Funds by the Auditor, except for de minimis fees (less than 5% of the total fees received by the Auditor in a fiscal year for services provided to the Funds) for non-audit services that were not recognized at the time of the engagement of the Auditor to be non-audit services and which are promptly brought to the attention of the Committee and approved prior to the completion of the audit.
This Policy follows two different approaches to pre-approving services: (1) proposed services may be generally pre-approved (“General Pre-Approval”); or (2) proposed services will require specific pre-approval (“Specific Pre-Approval”).  Unless a type of service provided by the Auditor has received General Pre-Approval, it will require Specific Pre-Approval by the Committee.
Exhibit A to this Policy describes the Audit, Audit-Related, Tax and All Other Services subject to General Pre-Approval, which hereby are pre-approved by the Committee.  The Committee will annually review these services.  It is expected that such review will occur annually at a regularly scheduled Committee meeting.
II.            Audit Services
The Funds’ annual audit services engagement scope and terms will be subject to Specific Pre-Approval of the Committee.  Audit services performed thereafter during such engagement are subject to General Pre-Approval and include the annual financial statement audit and other procedures required to be performed by the Auditor in order to be able to form an opinion on the Funds’ financial statements.  The audit services subject to General Pre-Approval, which hereby are pre-approved, are set forth in Exhibit A.
III.           Audit-Related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by an independent auditor.
The audit-related services subject to General Pre-Approval, which here are pre-approved, are set forth in Exhibit A.
IV.           Tax Services
The Securities and Exchange Commission (the “SEC”) has stated generally that an Auditor may provide tax services to an audit client, such as tax compliance, tax planning and tax advice, if such services do not impair the Auditor’s independence.  Circumstances where providing certain tax services would impair the Auditor’s independence, such as representing the Funds in tax court or other situations involving public advocacy are not permitted.
The tax services subject to General Pre-Approval, which hereby are pre-approved, are listed in Exhibit A.
4

V.            All Other Services
The Committee believes that other types of non-audit services may also be permitted if such non-audit services: (a) are routine and recurring services; (b) would not impair the independence of the Auditor; and (c) are consistent with the Act and the rules relating thereto.  The Committee shall consider such non-audit services as being subject to Specific Pre-Approval, and consider such services on a case-by-case basis.
VI.           Prohibited Services
The Auditor is prohibited from providing the following non-audit services to the Funds at any time:
(1) Bookkeeping or other services related to the Funds’ accounting records or financial statements;
(2) Financial information systems design and implementation;
(3) Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
(4) Actuarial services;
(5) Internal audit outsourcing services;
(6) Management functions or human resources;
(7) Broker or dealer, investment adviser, or investment banking services;
(8) Legal services and expert services unrelated to the audit; and
(9) Any other service that the PCAOB determines, by regulation, is impermissible.
VII.          Procedures
At least annually, the Funds’ Chief Financial Officer and the Auditor shall jointly submit to the Committee for approval a revised Exhibit A.

5

EXHIBIT A

GAI Aurora Opportunities Fund, LLC
[Additional Funds]
 (the “Funds”)

Schedule of Audit, Audit-Related, Tax and Other Non-Audit Services
Subject to General Pre-Approval

Revised as of May 5, 2016

Service	Summary of Services
Audit Services Audit	Recurring audit of financial statements of the Funds in accordance with U.S. generally accepted auditing standards including, but not limited to:

	▪	Annual letter regarding the Funds’ internal control to be included in the annual report to the SEC on Form N-SAR

▪
Review of any post-effective amendment to the Funds’ registration statement on SEC Form N‑2, and consent to the incorporation by reference, if any, of the Auditor’s report on the Funds’ financial statements in such SEC filing

	▪	Review of the Funds’ respective portfolios in connection with determining whether each Fund qualifies as a regulated investment company

	▪	Accounting consultations and tax services required to perform an audit in accordance with U.S. generally accepted auditing standards

Other audit and special reports including, but not limited to:

All services relating to any subsequent filings of registration statements (including amendments thereto) for the Funds with the SEC, including issuance of auditor consents
Audit-Related Services

Consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting

Includes consultations relating to new regulatory rules and guidance, unusual or non-recurring transactions and other regulatory or financial reporting matters that are generally non-recurring

6

Service	Summary of Services
Other auditing procedures and issuance of special purpose reports	Auditing procedures and special reports, including those needed for
	▪	Separate audit reports in connection with Rule 17f-2 security counts

	▪	Various governmental agencies tax authorities and Fund mergers

Tax Services

Tax services	Recurring tax services including, but not limited to:

	▪	Review and sign the Funds’ federal income tax returns (Form 1120-RIC, U.S. Income Tax Return for Regulated Investment Companies) and applicable state and local returns

	▪	Review annual income and excise distribution requirements and review and sign related excise tax returns of the Funds

Consultations regarding tax consequences of proposes or actual transactions
Consultations on U.S. tax matters, such as fund reorganizations; tax basis earnings and profits computations; evaluating the tax characteristics of certain expenses and income items; advice on accounting methods, timing issues, compliance matters and characterization issues

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) 0%
(c) 100%
(d) 0%
(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $38,000 for 2015 and $39,000 for 2016.
(h)	Not applicable.

7

Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
GAI Aurora Opportunities Fund, LLC has delegated to Aurora Investment Management L.L.C. (“Subadviser or Firm”) the responsibility to vote proxies related to portfolio securities.

May 1, 2016

PROXY VOTING PROCEDURES

WHAT:	How do we ensure that we vote proxies in the best interests of our clients and address material conflicts of interest?

WHO:	Investment Committee, Research and Legal and Compliance

WHEN:	Each time the Clients receive a proxy to vote and annually when the proxies are reviewed by Legal and Compliance.

WHY:	As a registered investment adviser, we have a fiduciary duty to act in the best interests of our clients. This duty requires us to exercise voting rights in a manner consistent with the best interests of our clients. These procedures are intended to comply with SEC Rule 206(4)-6 of the Investment Advisers Act of 1940 (the “Advisers Act”) with respect to voting proxies on behalf of our clients. These procedures are also intended to cover the proxy voting rules that apply to the Firm as a result of its acting as investment adviser of Aurora Horizons Fund.

WHAT ELSE:   Upon request, Aurora will provide a copy of this procedure to its clients.

8

BACKGROUND

The Investment Committee (the “Committee”) of the Firm is responsible for establishing and maintaining these proxy voting procedures.  The Committee works in conjunction with the Firm’s Research Department (“Research”) to ensure that all proxies for votes cast on behalf of securities owned by the Firm’s Client are voted responsibly.

Hedge Fund Proxy Voting

In general, the Firm’s investment activities relate to creating portfolios of hedge funds and do not involve direct investing or trading in equity securities.  Therefore, the exercise of proxy voting rights typically involves only limited partner, shareholder or investor votes with regard to hedge fund organizational or governance issues.  Moreover, the Committee’s views on the quality of management of a hedge fund are most effectively exercised through the Committee’s continuous process of portfolio management, in which the Committee regularly directs Client funds to make and redeem investments to and from hedge fund managers.  Nevertheless, proxy votes solicited by these managers can present important issues for consideration by the Committee in its capacity as adviser to the Firm’s Clients, and these procedures are designed to ensure that all proxies are voted in the best interests of the Firm’s Clients.

Hedge funds submit proxy proposals seeking investor approval on a variety of matters.  Some types of proposals have little or no impact on investors, including proposals by issuers (a) to obtain authority to issue new classes of securities and (b) to amend documents to stay current with legal developments — for example, with respect to FINRA new issue rules, anti-money laundering laws and tax laws.  Potentially more meaningful to an investor are proposals in the following categories:  (a) proposals to increase the management fee (e.g., from 1% to 1.5%); (b) proposals to increase or otherwise change the incentive fee (e.g., to make it possible for the manager to earn a reduced incentive fee (10% rather than 20%) while operating below the previous high water mark in exchange for charging a lower incentive fee until the loss carryforward is eliminated or exceeded by a multiple (for example, 200% of the loss carryforward); and (c) proposals to place greater limits on the investors’ ability to redeem (i.e., impose or increase lock-ups).  Proposals to increase or otherwise change fees and to increase lock-ups typically are combined with an offer to the investor to redeem without penalty before the new, higher fee or longer lock-up applies.
In considering how to vote on a proposal that has a potential adverse impact on the Firm’s Clients, the Committee looks at the proposal as an invitation for the Firm to re-examine whether its Clients should remain invested in the hedge fund with the new terms.  If the Committee concludes that remaining invested in the hedge fund with the new terms is in the best interest of the Client(s) invested, the Committee typically will recommend a vote in favor of the proposal.  This is true even if the proposal may result in a new fee structure that increases the costs of the investment.  The Committee makes these decisions in light of the fact that capacity at highly skilled managers often is scarce, and the hedge fund has the ability to push through its proposals by mandatorily redeeming investors that do not consent to the changes.  The Committee’s most effective “no” vote is to redeem from the hedge fund before the new terms become effective.
In addition to voting on proposals by hedge funds, the Firm may be in the position to vote on securities distributed in-kind from an underlying hedge fund.  The Firm may also purchase securities other than hedge fund interests, such as equities or options.  When voting such securities, the Firm will consider potential conflicts of interest and cast votes consistent with the best interests of its Clients.  In the absence of specific voting guidelines from the Client, it is generally the Firm’s policy to support management of companies and the Firm will cast votes in accordance with management’s proposals.  However, the Firm reserves the right to depart from this policy if doing so is in a Client’s best interest.
9

With respect to the voting of securities distributed in-kind, the Firm’s overall goal is to liquidate such securities in a prompt, orderly manner.  Such a goal may influence the Committee’s decision on how to vote a particular proxy.
The Firm may be subject to the proxy voting policies of a Client and will follow such policies if required to do so.
Advisory Account Proxy Voting
The Firm manages Aurora Horizons Fund, which invests through managed accounts that engage in direct trading in equities. The Firm typically delegates the authority and responsibility to exercise proxy voting rights to the Manager of each managed account pursuant to such Manager’s proxy voting policies. It is possible that more than one Manager managing such accounts for the same Client may have positions in the same security that is subject to a proxy solicitation. In such circumstances, the Managers may vote such proxy in a conflicting manner; provided, that each Manager has determined that its particular vote is consistent with its proxy voting policies and in the best interests of its individual managed account. In the event that a Manager elects to abstain or fails to exercise its right to vote a proxy with respect to an investment in a Client account, Aurora will consider potential conflicts of interest and cast votes consistent with the best interests of the Client. In the absence of specific voting guidelines from the Client, it is generally Aurora’s policy to support management of companies and Aurora will cast votes in accordance with management’s proposals. However, Aurora reserves the right to depart from this policy if doing so is in a Client’s best interest. In the event of a conflict between the interests of Aurora and the interests of a Client, Aurora may disclose such conflict to the Client, who may provide direction to vote the proxies.
The Firm will set forth in Part 2A of its Form ADV a summary of these procedures as well as how clients may request a copy of these procedures or information regarding how the Firm voted a client’s proxies.
The Mutual Fund Procedures contain additional information regarding Aurora’s responsibilities with respect to proxy voting for Aurora Horizons Fund.
PROCEDURES

1.
a.	Hedge Funds. When a hedge fund, as issuer of securities in which a Firm Client is invested, sends a proxy proposal to the Firm as general partner, manager or adviser to the Client, the proposal is first forwarded to the Firm’s Research Department (the member of Research responsible for following the applicable hedge fund manager). A member of the Research Department reviews the proposal, makes a preliminary voting recommendation and submits the proposal, along with his or her voting recommendation, to Legal and Compliance for review which is noted in the Critical Documents Database. Legal and Compliance will review the recommendation made by the member of the Research Department and may confer with the member of Research responsible for following the hedge fund manager. Legal and Compliance may request the member of the Research Department to revise the recommendation prior to submitting to the Committee. Once Legal and Compliance has reviewed the recommendation, the member of the Research Department submits the proposal to the Committee.

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The Committee reviews the proposal and the recommendation made by the member of the Research Department and the Portfolio Managers vote on the proposal. The decision on the proposal is made by a majority vote of the Portfolio Managers. The decision is reflected in the Firm’s Critical Documents Database. Once the member of the Research Department verifies that all appropriate approvals are present in the Proxy Database, the member of the Research Department will submit the proposal to the Firm’s Fund Administration Department to ensure that the proxy is voted in accordance with the decision.[1] Research retains records of the decision as well as any other documents material to and evidencing the voting decision in the Critical Documents Database. (See “Annual Review and Record-Keeping,” below).

b.	Other Equities. For proposals made by companies other than hedge funds, the Firm intends to follow the procedures outlined above to the extent applicable.

2.	Conflicts

a.	Monitoring. The Firm’s Proxy Voting Procedures recognize certain situations that may give rise to a conflict of interest. Employees of the Firm are required to disclose in the Firm’s periodic Code of Ethics Questionnaires any ownership interests in a public company or a hedge fund, and outside activities that may result in a conflict for the Firm. Legal and Compliance will notify the Committee of any potential conflicts and the Committee will determine whether an actual conflict exists. The basis for the Committee’s determination will be in writing.

b.	Voting. If a conflict has been identified, the proposal will be sent to the Committee which will vote the proposal in the normal course but without any participation of any employee involved in the conflict.

3.	Annual Review and Record-Keeping

The record-keeping requirements associated with the Firm’s proxy voting will differ depending on the type of proxy and the Client’s requirements. For hedge fund proxies, Research will maintain records of proxy statements and communications received, records of the Committee’s decisions, records of all votes cast, all documents created that were material to the voting decision, and a record of each client’s written request for proxy voting records and the Firm’s written response to written or oral requests.  These records are maintained in the Firm’s Critical Documents Database.

For proxies issued by other companies that require the Firm to vote (as opposed to a manager of an advisory account), the votes, the supporting materials, and records of each client’s request for proxy voting records and the Firm’s response will be maintained in accordance with the system (paper, electronic, etc.) that is determined by the Chief Compliance Officer to meet the needs of the particular Client.

_____________________________
1   The client’s custodian typically votes the proxy following instructions from the Firm.

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Annually, a sample of proxy voting records will be reviewed by Legal and Compliance, and such review will be evidenced in writing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)  Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members
Wells Fargo Investment Institute, Inc. (the “Adviser”) has retained Aurora Investment Management L.L.C., a Delaware limited liability company, to act as subadviser to the registrant (the “Subadviser”).

Biographies of certain of the Subadviser principals having portfolio management responsibility to the Fund (the “Subadviser Portfolio Managers”) are below:
Roxanne M. Martino, Scott C. Schweighauser, Justin D. Sheperd, Gregory D. Schneiderman and Patrick C. Sheedy are the Subadviser Portfolio Managers responsible for implementing the Fund’s investment program by selecting Investment Funds and other investments for the Fund’s portfolio. Ms. Martino, Mr. Schweighauser, Mr. Sheperd, Mr. Schneiderman and Mr. Sheedy are the voting members of the Subadviser’s investment committee. The Subadviser’s investment committee also includes four non-voting members and the Managing Director of Operational Due Diligence, Anne Marie Morley, who possesses a veto right based on operational concerns over all investment decisions relating to the Investment Funds.
Roxanne M. Martino.  Roxanne M. Martino is a Partner, Chief Executive Officer and Chair of the Investment Committee for the Subadviser.  Ms. Martino has been affiliated with the Subadviser or its affiliates since 1990.  Ms. Martino oversees all investment and non-investment operations of the Subadviser.  Her background includes over six years with Grosvenor Capital Management, Inc., a firm specializing in the multi-manager, multi-strategy investment approach, where she was a Vice President, and seven years as a Certified Public Accountant with Coopers & Lybrand.  She received her B.B.A. from the University of Notre Dame and her M.B.A. from the University of Chicago.  As Chair of Aurora’s Investment Committee, Ms. Martino is responsible for the oversight of the Subadviser’s investment management of multi-manager portfolios that are offered privately and publicly, domestically and offshore, and she has a veto right over the Subadviser’s portfolio manager investment decisions.
Scott C. Schweighauser. Scott C. Schweighauser is a Partner, President and Portfolio Manager for the Subadviser.  Mr. Schweighauser has been affiliated with the Subadviser or its affiliates since 1994.  Mr. Schweighauser’s duties on behalf of the Subadviser include evaluating and analyzing both existing and prospective Investment Funds, their investment strategies and their risk controls.  Mr. Schweighauser also is responsible, along with Mr. Sheperd, Mr. Schneiderman and Mr. Sheedy, for the investment management of all multi-manager portfolios that are offered privately and publicly, domestically and offshore.  Mr. Schweighauser was formerly a Vice President for interest rate derivatives trading with ABN AMRO Bank and was Vice President and Managing Director with Continental Bank’s Risk Management Trading Group prior to his affiliation with ABN AMRO Bank.  Mr. Schweighauser was responsible for trading interest rate derivatives, commodity derivatives and was responsible for the development of trading systems and theoretical pricing models during his seven years with Continental Bank.  Prior to this, he was an associate in Corporate Finance at Bankers Trust Co.  He received his B.A. in Mathematics from Williams College and an M.B.A. in Finance from the University of Chicago.
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Justin D. Sheperd. Justin D. Sheperd is a Partner, Chief Investment Officer and Portfolio Manager for the Subadviser.  Mr. Sheperd has been affiliated with the Subadviser or its affiliates since 1996.  Mr. Sheperd’s duties on behalf of the Subadviser include evaluating and analyzing both existing and prospective Investment Funds, their investment strategies and their risk controls.  Mr. Sheperd also is responsible, along with Mr. Schweighauser, Mr. Schneiderman and Mr. Sheedy, for the investment management of all multi-manager portfolios that are offered privately and publicly, domestically and offshore.  Mr. Sheperd was formerly with Information Resources, Inc.  He received his B.S. in Business Administration, Finance and Accounting from Miami University of Ohio and an M.B.A. in Finance from the University of Chicago.  Mr. Sheperd also is a Chartered Financial Analyst.
Gregory D. Schneiderman. Gregory D. Schneiderman is a Portfolio Manager for the Subadviser.  Mr. Schneiderman has been affiliated with the Subadviser since 2008.  Mr. Schneiderman’s duties on behalf of the Subadviser include evaluating and analyzing both existing and prospective Investment Funds, their investment strategies and their risk controls.  Mr. Schneiderman is also responsible, along with Mr. Schweighauser, Mr. Sheperd and Mr. Sheedy for the investment management of all multi-manager portfolios that are offered privately and publicly, domestically and offshore.  Mr. Schneiderman previously worked at Guggenheim Partners and Morgan Stanley Alternative Investment Partners, where he performed investment research including hedge fund research, and at A.G. Edwards.  He received his B.S. in Finance and Accounting from Washington University in St. Louis.  Mr. Schneiderman is a Chartered Financial Analyst.
Patrick C. Sheedy.  Patrick C. Sheedy is a Portfolio Manager for the Subadviser.  Mr. Sheedy has been affiliated with the Subadviser since 2005.  Mr. Sheedy’s duties on behalf of the Subadviser include evaluating and analyzing both existing and prospective Investment Funds, their investment strategies and their risk controls.  Mr. Sheedy is also responsible, along with Mr. Schweighauser, Mr. Sheperd and Mr. Schneiderman for the investment management of all multi-manager portfolios that are offered privately and publicly, domestically and offshore.  Mr. Sheedy previously worked at Stratford Advisory Group as a consultant, serving as head of hedge fund research.  He received his B.A. in Government and International Relations from the University of Notre Dame in 2001.

Anne Marie Morley. Anne Marie Morley is a Partner and Managing Director of Operations for the Subadviser.  Ms. Morley has been affiliated with the Subadviser or its affiliates since 1996.  From 1996 through August 2006, Ms. Morley was the Controller of the Subadviser or an affiliate.  She was the Treasurer from July 2002 through August 2010 and the Chief Financial Officer from June 2005 through August 2010. Effective August 2010, she became the Managing Director of Operational Due Diligence (which is now Managing Director of Operations).  Her duties on behalf of the Subadviser include evaluating and analyzing the operations and controls of both existing and prospective Investment Funds.  Ms. Morley has a veto right over the Subadviser’s portfolio manager investment decisions.  Ms. Morley previously was the assistant controller for Edelman Public Relations, Chief Financial Officer for LaSalle Portfolio Management and a senior accountant for Grosvenor Capital Management, Inc.  She received her B.S. in Accountancy and M.S. in Taxation from DePaul University.
(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest
Other Accounts Managed by Portfolio Manager(s) or Management Team Member

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Other Accounts Managed Table
(As of March 31, 2016)
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Subadviser Portfolio Managers	Number of Accounts*	Total Assets of Accounts Managed ($)	Number of Accounts**	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
Roxanne M. Martino	1	$77,294,957	11	$4,319,442,210	3	$454,165,687
Scott C. Schweighauser	1	$77,294,957	11	$4,319,442,210	3	$454,165,687
Justin D. Sheperd	1	$77,294,957	11	$4,319,442,210	3	$454,165,687
Gregory D. Schneiderman	1	$77,294,957	11	$4,319,442,210	3	$454,165,687
Patrick C. Sheedy	1	$77,294,957	11	$4,319,442,210	3	$454,165,687
Anne Marie Morley	1	$77,294,957	11	$4,319,442,210	3	$454,165,687
* Excluding the Fund.
“Total Assets of Accounts Managed” is the estimated NAV of the Funds rather than “total assets” as per GAAP.
** Pooled vehicles that are part of the same master-feeder structure are reflected as one account.
The following are the number of accounts and respective total assets managed by the Subadviser that may pay a performance-based fee:
Performance-Based Fee Accounts Information
(As of March 31, 2016)
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Subadviser Portfolio Managers	Number of Accounts*	Total Assets of Accounts Managed ($)	Number of Accounts**	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
Roxanne M. Martino	0	--	8	$4,303,525,557	1	$60, 095,069
Scott C. Schweighauser	0	--	8	$4,303,525,557	1	$60, 095,069
Justin D. Sheperd	0	--	8	$4,303,525,557	1	$60, 095,069
Gregory D. Schneiderman	0	--	8	$4,303,525,557	1	$60, 095,069
Patrick C. Sheedy	0	--	8	$4,303,525,557	1	$60, 095,069
Anne Marie Morley	0	--	8	$4,303,525,557	1	$60, 095,069
*Excluding the Fund
“Total Assets of Accounts Managed” is the estimated NAV of the Funds rather than “total assets” as per GAAP.
** Pooled vehicles that are part of the same master-feeder structure are reflected as one account.
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Potential Conflicts of Interest

Real, potential or apparent conflicts of interest may arise because the Subadviser has day-to-day portfolio management responsibilities with respect to more than one fund.  The Subadviser manages other pooled investment vehicles with investment strategies that may be similar to certain investment strategies utilized by the Fund.  Fees earned by the Subadviser may vary among these accounts, and the Subadviser Portfolio Managers may personally invest in these accounts.  These factors could create conflicts of interest because the Subadviser Portfolio Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the Subadviser Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Subadviser Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund.  However, the Adviser and the Subadviser each believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Subadviser Portfolio Managers are generally managed in a similar fashion and the Subadviser has a policy that seeks to allocate opportunities on a fair and equitable basis over time.
The Subadviser will allocate investment opportunities, including those with respect to the Investment Funds, among the Fund and other accounts with similar investment strategies fairly and equitably over time.  The Subadviser may determine that an investment opportunity with an Investment Fund is appropriate for a particular account that it manages, but not for another account.  There may be instances when allocating investments among the Fund and other accounts where some accounts participate in certain opportunities made available to the Subadviser while the Fund or other accounts may not.  Where accounts have competing interests in a limited investment opportunity, the Subadviser does not typically allocate investment opportunities pro rata among accounts but rather allocates investment opportunities on the basis of numerous other considerations, including, without limitation, an account’s cash flows, investment objectives and restrictions, compliance with applicable regulations, participation in other opportunities and tax concerns as well as the relative size of different accounts’ same or comparable portfolio holdings.  See ASGI Aurora Opportunities Fund, LLC Private Placement Memorandum for additional information on potential conflicts of interest.
(a)(3)  Compensation Structure of Portfolio Manager(s) or Management Team Members
As of March 31, 2016
Compensation for the Subadviser Portfolio Managers is generally a combination of a fixed salary and a discretionary bonus. Bonuses to such Portfolio Managers are tied to the revenues generated by the Fund and any other funds or accounts managed by the Subadviser during the applicable period, as well as a variety of other factors including, but not limited to, the Subadviser Portfolio Managers’ execution of managerial responsibilities. Compensation is generally determined by senior management of the Subadviser. For certain Subadviser Portfolio Managers, the bonus paid for any period is a function of the Subadviser’s net revenue after a revenue share with the Subadviser’s parent and payment of expenses. The Subadviser Portfolio Managers may also participate in other forms of compensation provided by the Subadviser, including, but not limited to, a deferred compensation plan and a 401(k) plan that enables them to direct a percentage of their pre-tax salary into a tax-qualified retirement plan.
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(a)(4)  Disclosure of Securities Ownership
As of March 31, 2016
None of the Subadviser Portfolio Managers or officers or the Subadviser currently own any Interests.
(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		GAI Aurora Opportunities Fund, LLC

By (Signature and Title)*		/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	6/3/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	6/3/16

By (Signature and Title)*		/s/ Michael Roman, Treasurer
Michael Roman, Treasurer
(principal financial officer)

Date	6/3/16

* Print the name and title of each signing officer under his or her signature.

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